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                              MULLER & LIPSON, P.A.
                                       ------- ----
                                ATTORNEYS AT LAW

                                                           9350 FINANCIAL CENTRE
                                                                      SUITE 1550
                                                        9350 SOUTH DIXIE HIGHWAY
                                                            MIAMI, FLORIDA 33156
                                                         TELEPHONE: 305-570-6770
                                                               FAX: 305-670-6TH9



                                              March 15, 2002



Mr. ArthurKobrin
Senior Vice President
Cyber-Care, Inc.
2500 Quantum Lakes Blvd.
Suite 1000
Boynton. BEACH, Florida 33426

VIA FACSIMILE AND U.S. MAIL



Dear MR. Kobrin:

         As we discussed during our telephone conversation this morning, Cyber-Care, Inc. is obligated to this firm in the amount of $7,000.86. A COPY of our outstanding invoice is attached hereto.

         Confirming our telephone conversation, WE are willing to accept payment of this amount in shares of common stock of Cyber-Care, INC., subject to the following: (1) the shares to be issued to us will he valued at their c1osing bid price on March 14, 2002; and (2) the shares to be issued to us will be included in the next registration statement filed by Cyber-Care, Inc. with the Securities and Exchange Commission.

         Should you have any questions or desire to discuss this matter further, please feel free to contact me.


                                            Sincerely,


                                       GARY D. LIPSON